SELECT*ANNUITY III

AN INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACT

issued by

ReliaStar Life Insurance Company

and its

ReliaStar Select Variable Account

Supplement Dated July 17, 2013

This supplement updates and amends certain information contained in your prospectus dated April 30, 2010, and any subsequent supplements thereto. Please read it carefully and keep it with your prospectus for future reference.

__________________________________________________________________________

1.   Notice of and Important Information About an Upcoming Fund Liquidation

The following information only affects you if you currently invest in the Subaccount that corresponds to the ING DFA Global Allocation Portfolio.

On May 1, 2013, the Subaccount that invests in the ING DFA Global Allocation Portfolio (the “Portfolio”) was closed to new investors and to new investments by existing investors. On May 23, 2013, the Board of Trustees of ING Investors Trust approved a proposal to liquidate the Portfolio. Subject to shareholder approval the liquidation is expected to take place on or about September 6, 2013 (the “Closing Date”).

Voluntary Transfers Before the Closing Date. Anytime prior to the Closing Date you may transfer amounts allocated to the Subaccount that invests in the Portfolio to any other available Subaccount or to the Fixed Account. There will be no charge for any such transfer, and any such transfer will not count as a transfer when imposing any applicable restriction or limit on transfers. You may give us alternative allocation instructions at any time by contacting the ING U.S. Customer Service Center at P.O. Box 5050, Minot, ND 58702-5050, 1-877-884-5050 or www.ingservicecenter.com. See the Transfers section of your contract prospectus for information about making Subaccount transfers, including applicable restrictions and limits on transfers.

Automatic Reallocation Upon Liquidation. After the Closing Date and after our receipt of the proceeds from the liquidation of the Portfolio, amounts allocated to the Subaccount that invested in the Portfolio will be automatically reallocated to the Subaccount that invests in the ING Liquid Assets Portfolio. There will be no charge for this automatic reallocation, and this automatic reallocation will not count as a transfer when imposing any applicable restriction or limit on transfers. Furthermore, you will not incur any tax liability because of this automatic reallocation, and your Contract Value immediately before the reallocation will equal your Contract Value immediately after the reallocation.

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Information about the ING Liquid Assets Portfolio. The following chart lists the investment adviser and subadviser and information regarding the investment objectives of the ING Liquid Assets Portfolio. More detailed information can be found in the current prospectus and Statement of Additional Information for that Fund.

Fund Name	Investment Adviser/ Subadviser	Investment Objective
ING Liquid Assets Portfolio (Class I)	Investment Adviser: Directed Services LLC Subadviser: ING Investment Management Co. LLC	Seeks high level of current income consistent with the preservation of capital and liquidity.

2.   Notice of and Important Information About an Upcoming Fund Reorganization

The following information only affects you if you currently invest in or plan to invest in the Subaccount that corresponds to the ING Pioneer Mid Cap Value Portfolio.

The Board of Trustees of ING Investors Trust approved a proposal to reorganize the ING Pioneer Mid Cap Value Portfolio (the “Merging Fund”) with and into the ING Large Cap Value Portfolio (the “Surviving Fund”). Subject to shareholder approval the reorganization is expected to take place on or about September 6, 2013 (the “Reorganization Effective Date”).

Voluntary Transfers Before the Reorganization Effective Date. Prior to the Reorganization Effective Date, you may transfer amounts allocated to the Subaccount that invests in the Merging Fund to any other available Subaccount or to the Fixed Account. There will be no charge for any such transfer, and any such transfer will not count as a transfer when imposing any applicable restriction or limit on transfers. See the Transfers section of your contract prospectus for information about making Subaccount transfers, including applicable restrictions and limits on transfers.

On the Reorganization Effective Date. On the Reorganization Effective Date, your investment in the Subaccount that invested in the Merging Fund will automatically become an investment in the Subaccount that invests in the Surviving Fund with an equal total net asset value. You will not incur any tax liability because of this automatic reallocation, and your Contract Value immediately before the reallocation will equal your Contract Value immediately after the reallocation

Automatic Fund Reallocation After the Reorganization Effective Date. After the Reorganization Effective Date, the Merging Fund will no longer be available through your Contract. Unless you provide us with alternative allocation instructions after the Reorganization Effective Date all allocations directed to the Subaccount that invested in the Merging Fund will be automatically allocated to the Subaccount that invests in the Surviving Fund. See the Transfers section of your contract prospectus for information about making Fund allocation changes.

Allocation Instructions. You may give us alternative allocation instructions at any time by contacting the ING U.S. Customer Service Center at P.O. Box 5050, Minot, ND 58702-5050, 1-877-884-5050 or www.ingservicecenter.com.

X.SANNA-13GW	Page 2 of 3	July 2013

Information about the ING Large Cap Value Portfolio. The following chart lists the investment adviser and subadviser and information regarding the investment objectives of the ING Large Cap Value Portfolio. More detailed information can be found in the current prospectus and Statement of Additional Information for that Fund.

Fund Name	Investment Adviser/ Subadviser	Investment Objective
ING Large Cap Value Portfolio (Class I)	Investment Adviser: Directed Services LLC Subadviser: ING Investment Management Co. LLC	Seeks long-term growth of capital and current income.

3.   The section titled “Same-Sex Marriages” in your prospectus is deleted and replaced with the following:

Same-Sex Marriages

Before June 26, 2013, pursuant to Section 3 of the federal Defense of Marriage Act (“DOMA”), same-sex marriages were not recognized for purposes of federal law. On that date the U.S. Supreme Court held in United States v. Windsor that Section 3 of DOMA is unconstitutional. While valid same-sex marriages are now recognized under federal law and the favorable income-deferral options afforded by federal tax law to an opposite-sex spouse under Tax Code sections 72(s) and 401(a)(9) are now available to a same-sex spouse, there are still unanswered questions regarding the scope and impact of the Windsor  decision. Consequently, if you are married to a same-sex spouse you should contact a qualified tax adviser regarding your spouse’s rights and benefits under the contract described in this prospectus and your particular tax situation.

4.   More Information Is Available

More information about the Funds available through your contract, including information about the risks associated with investing in them, can be found in the current prospectus and Statement of Additional Information for each Fund. You may obtain these documents by contacting us at our:

ING U.S. Customer Service Center

P.O. Box 5050

Minot, ND 58702-5050

1-877-884-5050

If you received a summary prospectus for any of the Funds available through your contract, you may obtain a full prospectus and other Fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the Fund’s summary prospectus.

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